Exhibit 99.1

NEWS RELEASE

MATADOR RESOURCES ANNOUNCES SUCCESSFUL RBL REDETERMINATION AND INCREASE IN SAN MATEO BANK COMMITMENTS

DALLAS, Texas, December 11, 2025 – Matador Resources Company (NYSE: MTDR) (“Matador”) is pleased to announce (i) the successful, unanimous redetermination of the borrowing base under Matador’s reserves-based loan credit facility (the “RBL”) at $3.25 billion by the nineteen members of Matador’s bank group and (ii) that the sixteen lenders under San Mateo Midstream, LLC’s (“San Mateo”) revolving credit facility have unanimously agreed to not only renew their commitment but also to increase their commitments by $250 million from $850 million to $1.10 billion.

Unanimous Lender Support for Borrowing Base Redetermination

Matador is pleased to formally announce that as part of the fall 2025 redetermination process, Matador’s nineteen commercial lenders unanimously reaffirmed the Company’s borrowing base under its RBL at $3.25 billion. Matador’s ‘elected commitment’ remained constant at $2.25 billion, but Matador did achieve a slight reduction in its borrowing costs under the RBL.

Joseph Wm. Foran, Matador’s Founder, Chairman and CEO, commented, “We are very pleased to receive the unanimous support from our bank group for Matador’s RBL borrowing base redetermination as well as the increased commitments in the San Mateo credit facility. This support reflects our ongoing commitment to repaying debt, improving capital efficiency, increasing the growth of our production profile and continuing to strengthen and improve our operational execution. In total, Matador has now paid down $311 million in borrowings under the RBL during the first nine months of 2025 to a balance of $285 million as of September 30, 2025. In addition, Matador has reduced its debt-to-EBITDA leverage ratio to less than 1.0x. Accordingly, Matador has approximately $2 billion in available liquidity as of September 30, 2025. We express our appreciation to each of our nineteen banks for their continued support and especially to PNC Bank for their administrative efficiency as our lead bank under the RBL.”

Lender Commitments Increased Under San Mateo’s Revolving Credit Facility

Matador is also pleased to announce that the lender commitments under San Mateo’s revolving credit facility have been increased by 29% from $850 million to $1.10 billion. San Mateo, which is Matador’s midstream joint venture owned 51% by Matador and 49% by Five Point Infrastructure LLC, consists of 650 miles of three-stream pipelines, 720 million cubic feet per day of natural gas processing capacity and 475,000 barrels per day of water disposal capacity in Southeast New Mexico and West Texas. This system provides essential flow assurance for Matador and other producers in the Delaware Basin through oil gathering and transportation, natural gas gathering, treating and processing and water gathering and disposal services across the northern Delaware Basin.

Brian J. Willey, Matador’s Executive Vice President – Midstream, commented, “The $250 million increase in lender commitments under San Mateo’s revolving credit facility provides San Mateo with greater operational and financial flexibility. In connection with this increase, we welcomed one new lender to join San Mateo’s sixteen-member bank group led by Truist Bank. We greatly value the strong banking relationships we enjoy with our lenders, which have been pivotal to the growth and success of San Mateo since its formation in 2017. We wish to express our sincere appreciation to each of our banks for their confidence and unanimous support, and we look forward to continuing to work together to grow San Mateo’s operations.”

About Matador Resources Company

Matador is an independent energy company founded in 1983 with $270,000, which now has over $10 billion in assets. It is engaged in the exploration, development, production and acquisition of oil and natural gas resources in the United States, with an emphasis on oil and natural gas shale and other unconventional plays. Its current operations are focused primarily on the oil and liquids-rich portion of the Wolfcamp and Bone Spring plays and in the gassier in the Delaware Basin in Southeast New Mexico and West Texas. Matador also operates in the Haynesville shale and Cotton Valley plays in Northwest Louisiana. In addition, Matador conducts midstream operations in support of its exploration, development and production operations and provides natural gas processing, oil transportation services, natural gas, oil and produced water gathering services and produced water disposal services to third parties.

For more information, visit Matador Resources Company at www.matadorresources.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. “Forward-looking statements” are statements related to future, not past, events. Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address expected future business and financial performance, and often contain words such as “could,” “believe,” “would,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “should,” “continue,” “plan,” “predict,” “potential,” “project,” “hypothetical,” “forecasted” and similar expressions that are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Such forward-looking statements include, but are not limited to, statements about Matador’s financial and operational plans and results, the operational benefits of San Mateo’s midstream system and other statements that are not historical facts. Actual results and future events could differ materially from those anticipated in such statements, and such forward-looking statements may not prove to be accurate. These forward-looking statements involve certain risks and uncertainties, including, but not limited to, the timing for completion and placement into service of the Hugh Brinson Pipeline and related infrastructure; disruption from Matador’s acquisitions or dispositions making it more difficult to maintain business and operational relationships; significant transaction costs associated with Matador’s acquisitions or dispositions; the risk of litigation and/or regulatory actions related to Matador’s acquisitions or dispositions, as well as the following risks related to financial and operational performance: general economic conditions; Matador’s ability to execute its business plan, including whether its drilling program is successful; changes in oil, natural gas and natural gas liquids prices and the demand for oil, natural gas and natural gas liquids; its ability to replace reserves and efficiently develop current reserves; the operating results of Matador’s midstream oil, natural gas and water gathering and transportation systems, pipelines and facilities, the acquiring of third-party business and the drilling of any additional salt water disposal wells; costs of operations; delays and other difficulties related to producing oil, natural gas and natural gas liquids; delays and other difficulties related to regulatory and governmental approvals and restrictions; impact on Matador’s operations due to seismic events; its ability to make acquisitions on economically acceptable terms; its ability to integrate acquisitions; availability of sufficient capital to execute its business plan, including from future cash flows, capital markets, available borrowing capacity under its revolving credit facilities and otherwise; the operating results of and the availability of any potential distributions from our joint ventures; weather and environmental conditions; the impact of the One Big Beautiful Bill Act; and the other factors that could cause actual results to differ materially from those anticipated or implied in the forward-looking statements. For further discussions of risks and uncertainties, you should refer to Matador’s filings with the Securities and Exchange Commission (“SEC”), including the “Risk Factors” section of Matador’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. Matador undertakes no obligation to update these forward-looking statements to reflect events or circumstances occurring after the date of this press release, except as required by law, including the securities laws of the United States and the rules and regulations of the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement.

Contact Information

Mac Schmitz

Senior Vice President - Investor Relations

(972) 371-5225

investors@matadorresources.com